                                 Exhibit 10.18

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION TO SUCH ACT.

             Void after the Fifth Anniversary of the Date Hereof


                             WARRANT FOR THE
                    PURCHASE OF SHARES OF COMMON STOCK

                                    of

                             GENE LOGIC INC.

           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     THIS CERTIFIES THAT, for value received, ARE-708 QUINCE ORCHARD, LLC, a Delaware limited liability company, having its principal offices at 251 South Lake Avenue, Suite 700, Pasadena, California 91101, together with its successors and assigns (the "Investor") is entitled to purchase, up to Twenty Thousand (20,000) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (the "Common Stock") of Gene Logic Inc., a Delaware corporation having its principal offices at 10150 Old Columbia Road, Columbia, Maryland 21046 (the "Company"), at the per share purchase price described in Section 1.3 below, subject to the provisions and upon the terms and conditions hereinafter set forth.

1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

          1.1 Term. Subject to the terms hereof, the purchase right represented by this Warrant may be exercised in whole or in part at any time and from time to time from and after the date hereof and on or before the date which is the earlier of (i) the fifth anniversary of the date of this Warrant; (ii) the closing of the initial underwritten public offering by the Company of its Common Stock effected pursuant to a Registration Statement filed under the Securities Act of 1933, as amended (the "Act"); (iii) the effective time of a merger or reorganization following which the stockholders of the Company immediately prior to such transaction own after such transaction less than fifty percent (50%) of the equity securities of the surviving corporation (or its parent, if any), or (iv) the closing of a sale of all or substantially all of the Company's assets; provided that, if the last day on which this Warrant may be exercised is a Sunday or a legal holiday or a day on which banking institutions doing business in the City of Baltimore are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m. (Baltimore time) on the next succeeding full business day with the same force and effect as if exercised on such last day specified herein.

          1.2 Number of Shares. The number of shares of Common Stock for which this Warrant is initially exercisable is Twenty Thousand (20,000) shares, which number is subject to adjustment pursuant to Section 2 of this Warrant.

          1.3 Purchase Price. The initial per share purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be $5.40, subject to adjustment as provided herein (the "Warrant Price").

          1.4 Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price (i) by check or bank draft payable to the Company's order or by wire transfer to the Company's account for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company's Board of Directors or (ii) pursuant to the procedure set forth in Section 1.5. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such latter date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

          1.5 Cashless Exercise. In addition to and without limiting the rights of the holder hereof under the terms hereof, at the holder's option this Warrant may be exercised in whole or in part at any time or from time to time prior to its expiration for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (a) the fair market value of the number of shares of Common Stock subject to this Warrant designated for exercise by the holder hereof on the date of the exercise and (b) the aggregate Warrant Price for such shares in effect at such time. For the purposes of this Warrant, the "fair market value" of shares of Common Stock shall be calculated on the basis of (a) if the Common Stock is then traded on a securities exchange, the average of the closing prices of the Common Stock on such exchange over the 20 trading day period ending three (3) trading days prior to the date of exercise, (b) if the Common Stock is then regularly traded over-the-counter, the average of the sale prices or secondarily the closing bid of the Common Stock over the 20 trading day period ending three (3) trading days prior to the date of exercise, or (c) if there is no active public market for the Common Stock, the fair market value thereof shall be determined in good faith by the Company's Board of Directors. In the event the holder of this Warrant exercises this Warrant contingent upon the closing of a public offering, the "fair market value" of a share of Common Stock on the date of exercise shall be equal to the initial price to the public specified in the final prospectus with respect to such public offering. The following diagram illustrates how many shares would then be issued upon exercise pursuant to this Section 1.5:

          Let  FMV  =    Fair market value per share of Common Stock
                         at date of exercise.
               PSP  =    Per share Warrant Price at date of exercise.
               N    =    Number of shares of Common Stock desired to
                         be exercised.
               X    =    Number of shares of Common Stock issued upon
                         exercise.
               X    =    (FMV)(N)-(PSP)(N)
                         -----------------
                               FMV

No payment of any cash or other consideration to the Company shall be required from the holder of this Warrant in connection with any exercise of this Warrant pursuant to this Section 1.5. Such exercise shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the holder hereof that the exercise pursuant to this section be made, or at such later date as may be specified in such request.

          1.6 Issuance of Shares. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise, and (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided herein.

     2.   Certain Adjustments.

          2.1 Mergers Consolidations or Sale of Assets. If at any time after the date hereof there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein), or spin-off, or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, spin-off, merger, consolidation or sale, lawful provision shall be made so that the Investor shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities, cash or property of the Company or the successor corporation resulting from such reorganization, spin-off, merger, consolidation or sale, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, spin-off, merger, consolidation or sale if this Warrant had been exercised immediately before such reorganization, spin-off, merger, consolidation or sale. In any such case, appropriate adjustment (as determined reasonably and in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Investor after the reorganization, spin-off, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of shares of Common Stock issuable upon exercise hereof) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          2.2 Splits and Subdivisions Dividends. In the event the Company should at any time or from time to time effect or fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or warrants, options or other rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share purchase price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise hereof shall be appropriately increased in proportion to such increase of outstanding shares.

          2.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise hereof shall be appropriately decreased in proportion to such decrease in outstanding shares.

          2.4 Notice of Other Distributions. In the event the Company intends to declare a distribution payable in securities of the Company (other than Common Stock Equivalents) or other persons, evidences of indebtedness issued by the Company or other persons, assets (including cash dividends) or options or rights not referred to in subsection 2.2, then, in each such case for purposes of this subsection 2.4, the Company shall deliver to the Investor at least twenty (20) days prior to the date of any such distribution written notice of the Company's intention to make such distribution and

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shall provide the Investor with any information related thereto as the
Investor shall reasonably request.

          2.5  Issuance of Additional Common Stock

               (a) If, after the date hereof, the Company shall issue or sell (i) Additional Shares of Common Stock without consideration or for a consideration per share less than the fair market value of a share of Common Stock in effect immediately prior to such issue or sale, or (ii) options or convertible securities with a minimum exercise or exchange price less than the fair market value of a share of Common Stock then, and in each such case, the Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (B) the number of shares of Common Stock that the aggregate consideration received by the Company upon such issuance or sale (or, in the case of options or convertible securities, receivable by the Company upon exercise or exchange) would purchase at such fair market value, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale (in the case of options or convertible securities assuming exercise or exchange thereof).

               (b) For purposes of this Section 2.5 only, "Common Stock" shall mean the Common Stock of the Company and all Common Stock Equivalents. For the purposes of this Section 2.5, the consideration for the issue or sale of Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration, (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, and (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company. In the event of a dispute in good faith by the Investor as to the fair market value of the consideration consisting of property, at the option of the Investor, the Company shall engage a consulting firm or investment banking firm mutually agreed to by the Investor and the Company to prepare an independent appraisal of the fair market value of such property to be distributed. The expenses of such appraisal shall be borne by the Company. Insofar as the consideration for the issue or sale of Additional Shares of Common Stock consists of both cash and property, it shall be computed as provided in clauses (i) and (ii) of this Section 2.5(b).

               (c) (i) Notwithstanding anything contained herein to the contrary, the consideration for any Common Stock Equivalents shall be the total amount of consideration received by the Company for the issuance of such Common Stock Equivalents plus the minimum amount of consideration payable to the Company upon exercise, conversion or exchange of Common Stock Equivalents (the "Net Consideration") determined as of the date of issuance of such Common

Stock Equivalents. Any obligation, agreement or understanding to issue Common Stock Equivalents at any time in the future shall be deemed to be an issuance at the time such obligation or agreement is made or arises. No adjustment of the Warrant Price shall be made under this Section 2.5 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise, conversion or exchange of any Common Stock Equivalents if any adjustment shall previously have been made upon the issuance of any such Common Stock Equivalents.

                    (ii) Should the Net Consideration for any such Common Stock Equivalents be increased or decreased from time to time, then, upon the effectiveness of such change, the Warrant Price will be that which would have been obtained (A) had the adjustments made upon the issuance of such Common Stock Equivalents been made upon the basis of the actual Net Consideration (as so increased or decreased) of such Common Stock Equivalents, and (B) had adjustments to such Warrant Price since the date of issuance of such Common Stock Equivalents been made to such Warrant Price as adjusted pursuant to (A) above. Any adjustment of the Warrant Price with respect to this paragraph which relates to Common Stock Equivalents shall be disregarded if, as, and when all of such Common Stock Equivalents expire or are canceled without being exercised, so that the Warrant Price effective immediately upon cancellation or expiration shall be equal to the Warrant Price in effect at the time of the issuance of the expired or canceled Common Stock Equivalents, with such additional adjustments as would have been made to such Warrant Price had the expired or canceled Common Stock Equivalents not been issued.

               (d) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company, whether or not subsequently reacquired or retired by the Company other than:

                    (i) the issuance or sale of 2,000,000 shares of Common Stock or such additional number of shares of Common Stock as authorized by the Board of Directors, or the grant of options exercisable therefor, to directors, officers, employees and consultants of the Company or any subsidiary pursuant to any qualified or non-qualified stock option plan or agreement, stock purchase plan or agreement, stock restriction agreement, employee stock ownership plan (ESOP), consulting agreement, or such other options, issuances, arrangements, agreements or plans approved by a majority of the members of the Board of Directors.

                    (ii) shares of Common Stock issued or issuable upon the exercise of outstanding warrants for an aggregate of 50,000 shares of Series A-1 Preferred Stock of the Company issued to the holders of such Series A-1 Preferred Stock in connection with the acquisition of such shares;

                    (iii) shares of Common Stock issued or issuable upon the exercise of warrants issued in connection with the establishment or maintenance by the Company of credit facilities or equipment financing transactions, approved in each case by the Board of Directors;

                    (iv) shares of Common Stock issued or deemed issued in connection with that certain Equity Adjustment Agreement dated March 29, 1996, by and between the Company and Michael J. Brennan, M.D., Ph.D.;

                    (v) shares of Common Stock issued or issuable in connection with the acquisition of operating assets (including patents, licenses and other intellectual property rights) or other businesses or the establishment of joint ventures or strategic business relationships approved in each case by the Board of Directors; and

                    (vi) 66,666 shares of Common Stock issued or issuable to BIOS Laboratories, Inc., provided, that, if less than 66,666 shares are issued to BIOS Laboratories, Inc., the remaining shares may be issued under
(i) above.

All such numbers shall be subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Company.

               (e) The number of shares of Common Stock that the holder of this Warrant shall be entitled to receive upon each exercise hereof after any adjustment pursuant to this Section 2.5 shall be determined by multiplying
(i) the number of shares of Common Stock that were issuable immediately prior to such adjustment, by (ii) the fraction of which (A) the numerator is the Warrant Price immediately prior to such adjustment and (B) the denominator is the Warrant Price immediately following such adjustment.

          2.6 Certificate as to Adjustments. In the case of each adjustment or readjustment of the Warrant Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate, signed by the Company's Chief Financial Officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will furnish or cause to be furnished to such holder a certificate setting forth (a) such adjustments and readjustments, (b) the Warrant Price at the time in effect and how it was calculated and (c) the number of shares of Common Stock issuable upon exercise hereof and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

          2.7 Other Dilutive Events. If any event shall occur as to which the provisions of Section 2 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Board of Directors of the Company shall make such adjustment, if any, on a basis consistent with the essential intent and principles established in Section 2, necessary to preserve, without dilution, the purchase rights represented by this Warrant. The Company will promptly notify the Investor of any such adjustments and shall make the suggested adjustments.

          2.8 No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment.

     Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding; and
(c) will not take any action which results in any adjustments of the Warrant Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

          2.9 Notices of Record Date etc. In the event of: (a) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company will mail to the holder of this Warrant at least twenty (20) days prior to the earliest date specified below, a notice specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up.

     3. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in accordance with
Section 1.5 hereof.

     4.   Representations and Warranties of the Company.

          4.1 Authorization. The Company has full power and authority to enter into this Warrant. This Warrant has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

          4.2 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock, free from preemptive rights, as shall from time to time be sufficient to effect the exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. If any shares of its Common Stock to be reserved for the purpose of issuance upon exercise of the Warrants require registration with or approval of any governmental authority under any applicable law before such shares of Common Stock may be validly issued or delivered, then it shall secure such registration or approval, as the case may be, and maintain such registration or approval in effect so long as so required. Nothing herein shall be deemed to require the Company to register the sale of the Common Stock issued in connection with any exercise of this Warrant.

          4.3 Adjustment in Number of Shares Issuable and Purchase Price. There has not been nor will there be any adjustment to the number of shares issuable or the purchase price payable upon the exercise of any securities of the Company convertible into or exchangeable for shares of Common Stock resulting from the issuance or exercise of this Warrant.

          4.4 Valid Issuance. This Warrant, when issued and delivered in accordance with the terms hereof will be duly authorized and validly issued, and the Common Stock issuable upon the exercise hereof, when issued pursuant to the terms hereof and upon payment of the exercise price, shall, upon such issuance, be duly authorized, validly issued, fully paid and nonassessable.

          4.5 Series C Convertible Preferred Stock. The per share purchase price for the shares of Common Stock to be issued upon conversion of the Company's outstanding Series C Convertible Preferred Stock is $4.50 as of the date hereof.

     5. Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Investor shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 5, however, shall limit the right of the Investor to be provided the notices described in
Section 2 hereof or to participate in distributions described in Section 2 hereof if the Investor ultimately exercises this Warrant.

     6. Limitation of Liability. Except as otherwise provided herein, in the absence of affirmative action by the holder hereof to purchase the Common Stock in accordance herewith, no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to an obligation on such holder to purchase any securities or any liability of such holder for the purchase price or as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company.

     7. Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows:

          7.1 Purchase Entirely for Own Account. This Warrant is being acquired and, if this Warrant is exercised, the Common Stock issuable upon exercise hereof will be acquired, for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the federal or state securities laws.

          7.2 Investment Experience. The Investor represents that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Common Stock issuable upon exercise hereof. The Investor also represents it has not been organized solely for the purpose of acquiring the Warrant or the Common Stock issuable upon exercise hereof.

          7.3 Restricted Securities. The Investor understands that the Warrant being issued hereunder and the Common Stock issuable upon exercise hereof are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and have not been registered under the Act nor qualified under applicable state securities laws and that under such laws and applicable regulations such securities may not be resold without registration under the Act, except in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          7.4 Accredited Investor. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act.

          7.5 Legends. It is understood that the certificates evidencing the Common Stock issuable upon exercise hereof may bear one or all of the following legends:

               (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION TO SUCH ACT"

               (b) Any legend required by the laws of the States of Delaware or Maryland and any other state in which the securities will be issued.

     8.   Additional Agreements

          8.1 Market Stand-Off Agreement Except to the extent necessary to maintain Alexandria Real Estate Equities Inc.'s, the non-managing member of the Investor ("ARE"), status as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended, the Investor hereby agrees that, during the period of duration specified by the Company or an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to a donee who agree to be similarly bound) any portion of this Warrant or any Common Stock issuable upon exercise hereof held by it at any time during such period except Common Stock included in such registration; provided, however, that: (a) all executive officers and directors of the Company and all other persons with registration rights enter into similar agreements; and (b) such period shall not exceed three hundred sixty five (365) days beginning the day after the effective date of such registration statement.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Common Stock issuable upon exercise hereof until the end of such period.

     8.2 Confidentiality. In handling any confidential information Investor shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same type to maintain the confidentiality of any nonpublic information thereby received or received pursuant to the Warrant except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Investor in connection with their present or prospective business relations with the Company, (ii) to prospective transferees or purchasers of any interest in this Warrant, provided that they have entered into a comparable confidentiality agreement in favor of the Company, (iii) as may be required in connection with the examination, audit or similar investigation of Investor. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Investor when disclosed to Investor, or (b) is disclosed to Investor by a third party, provided, that Investor does not have actual knowledge that such third party is prohibited from disclosing such information.

     8.3 Refusal Rights. On or before the date on which the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if the Investor desires to sell all or any part of the Common Stock acquired under this Warrant (including any securities received in respect thereof pursuant to recapitalization and the like), and an offeror (the "Offeror") has made an offer therefore, which offer the Investor desires to accept, the Investor shall: (i) obtain in writing a bona fide offer (the "Bona Fide Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Warrant Notice") to the Company setting forth the Investor's desire to sell such shares, which Warrant Notice shall be accompanied by a photocopy of the original executed Bona Fide Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Bona Fide Offer. Upon receipt of the Warrant Notice, the Company shall have an option to purchase any or all of such shares of Common Stock specified in the Warrant Notice, such option to be exercisable by giving, within fifteen (15) days after the receipt of the Warrant Notice, a written counter-notice to the Investor. If the Company elects to purchase any or all such shares of Common Stock, it shall be obligated to purchase, and the Investor shall be obligated to sell to the Company, such shares at the price and terms indicated in the Bona Fide Offer within forty-five (45) days from the date of receipt by the Company of the Warrant Notice.

          The Investor may sell, pursuant to the terms of the Bona Fide Offer, any or all of such shares not purchased or agreed to be purchased by the Company at any time during the sixty (60) days immediately following the expiration of the fifteen (15)-day period during which the Company may give the aforesaid counter-notice. If any or all such shares of Common Stock are not sold pursuant to a Bona Fide Offer within the time period permitted above, the unsold shares of Common Stock shall remain subject to the terms of this subsection 8.3.

     9.   Transfers and Exchanges.

          9.1 The Investor agrees not to sell, hypothecate, pledge or otherwise dispose of any interest in the Warrant or the Common Stock issuable upon exercise hereof in the United States, its territories, possessions or any area subject to its jurisdiction, or to any person who is a national thereof or resident therein (including any estate of such person), or any corporation, partnership or other entity created or organized therein, other than in accordance with the Act.

          9.2 Upon presentation to the Company's transfer agent of the form of Assignment attached hereto, a new Warrant shall be issued to the new holder hereof. New warrants issued in connection with transfers or exchanges shall not require the signature of the new holder hereof and shall be identical in form and provision to this Warrant except as to the number of shares.

          9.3 Each certificate evidencing the shares of Common Stock issued upon exercise of this Warrant, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Company, contain a legend, in form and substance reasonably satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act.

          9.4 Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 9.5(a) as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

          9.5  Transfer and Exchange of Warrants.

               (a) The Company's counsel, Cooley Godward LLP, will serve as transfer agent for the Company for purposes of this Warrant, where notices, presentations and demands in respect of this Warrant may be made upon it, until such time as the Company shall notify the holders of the Warrants of any change in such transfer agent; and

               (b) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     10. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Investor and their respective successors and assigns, subject at all times to the restrictions set forth herein.

     11. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     12. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any such amendment or waiver shall be binding on the parties.

     14. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with Delaware law, without regard to conflict of law provisions.

     15. Notices. Except as otherwise provided in this Warrant, any requirement for a notice, demand or request under this Warrant will be satisfied by a writing (a) hand delivered with receipt; (b) mailed by United States registered or certified mail or Express Mail, return receipt requested, postage prepaid; or (c) sent by Federal Express or any other nationally recognized overnight courier service, and addressed as follows:
if to the Holder, at its address as shown on the books of the Company; and if to the Company, at the address indicated therefor in the first paragraph of this Warrant, Attn: Chief Financial Officer, with a copy to L. Kay Chandler, Esq., Cooley Godward LLP, 4365 Executive Drive, Suite 1100, San Diego, California 92121. All notices that are sent in accordance with this Section 15 will be deemed received by the Holder or the Company on the earliest of the following applicable time periods: (i) the date the return receipt is executed; or (ii) the date delivered as documented by the overnight courier service or the hand delivery receipt. Either the Holder or the Company may designate a change of address by written notice to the other party.

     16.  Securities Matters

          From and after the date on which the Company becomes subject to the reporting requirements of the Exchange Act and in order to make available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may at any time permit the sale of the shares of Common Stock issuable upon exercise of the Warrant to the public without registration, the Company agrees to use its reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144; (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (c) furnish to the Investor, within a reasonable amount of time upon written request, a written statement by the Company as to its compliance with the public information requirements of Rule 144 of the Act and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Investor may reasonably require to allow the Investor to sell any such securities without registration.

     [Warrant for the Purchase of Shares of Common Stock of Gene Logic Inc.]


                                       GENE LOGIC INC.



                                       By: /s/ Mark D. Gessler
                                           -------------------------------
                                           Name: Mark D. Gessler
                                           Title: Senior Vice President and CFO

                                       Dated:    August 29, 1997




ACCEPTED AND AGREED:


ARE-708 QUINCE ORCHARD, LLC

  By:  ARE-QRS Corp.
          Its Sole Managing Member



  By: /s/ Joel S. Marcus
      ------------------------------------
      Name: Joel S. Marcus
      Title: Chief Executive Officer


  Dated:  August 29, 1997

                                  SUBSCRIPTION



GENE LOGIC INC.
708 Quince Orchard Road,
Gaithersburg, Maryland


Ladies and Gentlemen:

     The undersigned, _____________________, hereby elects to purchase, pursuant to the provisions of the Warrant dated, _________ __, 1997 held by the undersigned, ________ shares of the Common Stock of Gene Logic Inc., a Delaware corporation, and tenders herewith payment of the purchase price of such shares in full.

     In exercising its rights to purchase such Common Stock, the undersigned hereby confirms the investment representations made in
Section 7 and the agreements made in Section 8 of such Warrant.

Dated: ___________ 19__ .


                                   --------------------------------

                                   By
                                      -----------------------------


                         Address:
                                   --------------------------------
                                   --------------------------------

                            [FORM OF ASSIGNMENT]


  The undersigned hereby assigns this Warrant to

------------------------------------------------------------------------------

------------------------------------------------------------------------------

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     (Print or type name, address and zip code of assignee)

Please insert Social Security or other
  identifying number of assignee


---------------------------------------

and irrevocably appoints ___________________ as agent to transfer this Warrant on the books of the Company. The agent may substitute another to act for him or it.


Dated:                                 Signed:
      ---------------------------             ---------------------------


------------------------------------------------------------------------------
   (Sign exactly as name appears on the front of this Warrant)



Dated:                                 Signed:
      ---------------------------             ---------------------------
                                       Name:
                                             ----------------------------
                                       Title:
                                             ----------------------------